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                                                                   EXHIBIT 10.19

MANUGISTICS
================================================================================
Manugistics, Inc., 2115 East Jefferson Street, Rockville, Maryland 20852

                              CONSULTING AGREEMENT

Consultant Name and Address:

John K. Willoughby and Jo Anne Gardner Willoughby
The Kendall Group, Inc.
7740 South Glencoe Way
Littleton, CO 80122


THIS AGREEMENT made by and between The Kendall Group, Inc., a Colorado corporation ("CONSULTANT") and Manugistics, Inc., a Delaware corporation, with headquarters located at 2115 East Jefferson Street, Rockville, Maryland 20852 (hereinafter "MANUGISTICS").

WHEREAS, MANUGISTICS wishes to engage the services of CONSULTANT for a limited period of time in a field in which CONSULTANT is a leading expert, and CONSULTANT is willing to render such services for MANUGISTICS on an agreed basis as hereinafter specified.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. MANUGISTICS hereby retains CONSULTANT to render advisory services on a nonexclusive basis at MANUGISTICS' call for the term provided on the Supplement(s) attached hereto ("SUPPLEMENT"). CONSULTANT understands and agrees that all consulting work under this AGREEMENT shall be performed by either John K. Willoughby and Jo Anne Gardner Willoughby, who are deemed to be key personnel for purposes of this AGREEMENT.
         Any change in the key personnel under this AGREEMENT must be specifically authorized in writing by MANUGISTICS.

2. The services MANUGISTICS may request of CONSULTANT will be as described on the attached SUPPLEMENT(s), which are incorporated herein by reference. CONSULTANT will engage in discussions and meetings with MANUGISTICS personnel when so requested, and will use best efforts to provide solutions and answers to questions submitted by MANUGISTICS. CONSULTANT's point of contact at MANUGISTICS with respect to the specific nature and scope of the services to be provided hereunder and the days CONSULTANT is to engage in work hereunder is as indicated in the SUPPLEMENT(s), unless CONSULTANT is informed otherwise by MANUGISTICS.

3. Subject to the provisions of paragraph 1 hereof, the days when CONSULTANT is to engage in work hereunder will be designated by MANUGISTICS, subject to any prior work commitments of CONSULTANT and where practicable selected on the basis of the mutual convenience of the parties. CONSULTANT agrees to use its best efforts to accommodate the work schedule requests of MANUGISTICS within standard working hours and balancing such scheduling requests with other work commitments. CONSULTANT will be paid for its services hereunder and for travel and expenses in accord with the attached SUPPLEMENT(s).

         At the close of each month hereunder CONSULTANT may bill MANUGISTICS for the time worked during such month, and for travel and expenses in accord with the SUPPLEMENT(s). Such billings will





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         be sent to Accounts Payable, Manugistics, Inc., 2115 East Jefferson
         Street, Rockville, Maryland 20852, with a copy to CONSULTANT's point of contact and will be paid within 30 days following receipt.

4. CONSULTANT hereby represents and warrants that no part of the fee paid by MANUGISTICS will be used directly or indirectly to make payments, gratuities, or emoluments, or to confer any other benefit, to an official of any government or any political party.

5. CONSULTANT agrees that any and all ideas, documentation, computer programs, improvements, developments and inventions conceived of, developed, or first reduced to practice in the performance of work hereunder for MANUGISTICS shall become the exclusive property of MANUGISTICS and that any ideas, information and data received by MANUGISTICS hereunder and ideas and developments accruing therefrom shall all be fully disclosed to MANUGISTICS and shall all be the exclusive property of MANUGISTICS and may be dealt with by MANUGISTICS as such, all without payment of further consideration than is herein specified. CONSULTANT further agrees to preserve all such ideas, developments, agreements, information, improvements and inventions as confidential during and after the term of this AGREEMENT, and to execute all papers and documents necessary to vest title to such ideas, developments, information, data, improvements and inventions in MANUGISTICS and to enable MANUGISTICS to apply for and, where possible, obtain copyrights, patents and/or other proprietary rights on such ideas, developments, information, data, improvements and inventions in any and all countries and to assign to MANUGISTICS the entire right, title and interest thereto.

         Notwithstanding the above, CONSULTANT shall retain all of its copyright and other proprietary rights to materials developed by CONSULTANT exclusively during CONSULTANT's own time and independently of CONSULTANT's work to be performed under SUPPLEMENT. MANUGISTICS agrees that CONSULTANT may use such materials in the performance of his work for MANUGISTICS without surrendering his proprietary rights to such materials. During and subsequent to the termination of AGREEMENT or any supplement thereto, CONSULTANT agrees to make such materials available to MANUGISTICS at the then-current prices for such materials for the purposes of distributing them to MANUGISTICS employees or to employees of MANUGISTICS' customers.

6. CONSULTANT will comply with, and do all things necessary to comply with and, solely with respect to CONSULTANT's work hereunder, for MANUGISTICS to comply with, United States Government laws and regulations. CONSULTANT will also comply with and do all things necessary for MANUGISTICS to comply with provisions of contracts between agencies of the United States Government or their contractors and MANUGISTICS which (i) relate either to patent rights or to the safeguarding of information pertaining to the security of the United States and (ii) copies of which, or adequate descriptions of which, have previously been provided in writing by MANUGISTICS to CONSULTANT. Both parties agree that this entire AGREEMENT and/or its contents may be disclosed to the United States Government.

7. CONSULTANT shall maintain appropriate time and expense records pertaining to the services performed under this AGREEMENT. Said records may be examined and audited by MANUGISTICS and the Government for three (3) years after final payment hereunder.

8. Each of CONSULTANT and MANUGISTICS shall indemnify the other party for any claims brought by any third party against such other party as a result of any personal injury or property damage incurred by such third party as a result of any action or omission on the part of the indemnifying party.

9. CONSULTANT warrants that no person or selling agency has been or will be employed or retained to solicit or secure on behalf of MANUGISTICS any contract, including but not limited to a United States Government contract, upon an agreement or understanding for a commission, percentage, brokerage, or





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         contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by CONSULTANT for the purpose of receiving business. For breach or violation of this warranty, MANUGISTICS shall have the right to annul this AGREEMENT without liability or in its discretion to deduct from the fee or consideration, or otherwise recover, the full amount of such commission, percentage, brokerage or contingent fee.

10. It is contemplated that this AGREEMENT will involve disclosure to CONSULTANT of MANUGISTICS' and/or MANUGISTICS' customers' proprietary information and trade secrets, including, but not limited to, customer lists, proprietary programs and other documents, secret formulae, programs, devices, compilations of information, and methods of operation or fabrication and the like. The CONSULTANT agrees to regard and preserve as confidential and not to disclose or use in any manner, during and after the term of this AGREEMENT, all such information and any other confidential information pertaining to MANUGISTICS or MANUGISTICS' customers' business obtained by CONSULTANT from whatever source during the term of this AGREEMENT; provided however, that if disclosure or use of said proprietary information is required in the performance of CONSULTANT's work hereunder for MANUGISTICS or MANUGISTICS' customers, MANUGISTICS or MANUGISTICS' customers may waive the provisions of this paragraph 10 in writing at CONSULTANT's request.

11. CONSULTANT will not disclose to MANUGISTICS or induce MANUGISTICS to use any secret process, trade secret, or other confidential knowledge, information or property belonging to others.

12. CONSULTANT further covenants that there is no agreement between CONSULTANT and any other person, firm, or corporation which would cause this AGREEMENT not to have full force and effect.

13. This AGREEMENT shall terminate upon the death or disability of any of CONSULTANT's key employees which prevents CONSULTANT from efficiently performing its services. Either MANUGISTICS or CONSULTANT may terminate this AGREEMENT after a minimum of two thousand (2,000) hours of consulting services have been performed by providing the other party with sixty (60) days written notice of such intent to terminate. Notwithstanding the foregoing, MANUGISTICS may, at its option, terminate this AGREEMENT at any time, after ten (10) days written notice and opportunity to cure, if the failure is curable, and otherwise without prior written notice, if either CONSULTANT fails to provide services in a manner that conforms with prevailing commercial standards for comparable services. In the event of termination, MANUGISTICS' only obligation or liability shall be payment for services performed or any outstanding expenses incurred up to the date of termination.

14. CONSULTANT shall not hold itself out as an agent or representative of MANUGISTICS. CONSULTANT shall render its services hereunder as an independent contractor, and it shall have no authority to obligate MANUGISTICS in any manner.

15. This AGREEMENT may not be assigned by either party without the written consent of the other, except by MANUGISTICS to wholly-owned subsidiaries and related corporate entities.

16. This AGREEMENT shall be construed and interpreted in accordance with the laws of the State of Maryland.

17. The parties to this AGREEMENT mutually agree that this AGREEMENT contains the final and entire agreement between the parties with respect to the consulting relationship described herein and neither they nor their agents shall be bound by any terms, conditions, statements, warranties, or representations, oral or written, relating to such consulting relationship and not herein contained.





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18.      This AGREEMENT shall not be varied in its terms by any oral agreement or representation or otherwise than by an instrument in writing of subsequent date executed by both parties hereto. Any purchase order issued by MANUGISTICS in connection herewith is for administrative purposes only.

19. CONSULTANT shall complete and return to MANUGISTICS with this AGREEMENT, Exhibit A hereto entitled "CONSULTANT's FEDERAL INCOME TAX INFORMATION", which information CONSULTANT hereby certifies is true and correct. The parties understand that MANUGISTICS will provide this information to the Internal Revenue Service in accordance with federal tax law.



Accepted by CONSULTANT:                  Accepted by MANUGISTICS:



By:  /s/ JOHN K. WILLOUGHBY              By:  /s/ WILLIAM M. GIBSON
    ---------------------------------        ----------------------------------
             Signature                                Signature

Print Name:  John K. Willoughby          Print Name:  William M. Gibson
            -------------------------                --------------------------

Title:   President                       Title:   President & CEO
       ------------------------------           -------------------------------

Date:    May 24, 1996                    Date:    May 24, 1996
      -------------------------------           -------------------------------


Accepted by CONSULTANT's Key Employees:

 /s/ JOHN K. WILLOUGHBY
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John K. Willoughby

 May 24, 1996
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Date

/s/ JO ANNE GARDNER WILLOUGHBY
- - -------------------------------------
Jo Anne Gardner Willoughby

May 24, 1996
- - -------------------------------------
Date





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                       EXHIBIT A TO CONSULTING AGREEMENT

                  CONSULTANT'S FEDERAL INCOME TAX INFORMATION

The Tax Equity and Fiscal Responsibility Act of 1982 significantly increased the penalties for failure to file form 1099 information returns and to include the recipient's taxpayer identification number with the return. To comply with these laws, it is necessary for us to obtain the federal identification number or social security number of every vendor with whom we do business. Please provide us with the information in the spaces below. If there is valid exemption for your organization, please provide a description of that exemption in the appropriate space.


Nature of Organization:           Corporation                               (x)
                                  Partnership                               ( )
                                  Individual                                ( )
                                  Federal Tax-Exempt Organization           ( )
                                  State, City or Other Governmental Unit    ( )
                                  Other (Explain)                           ( )



Federal Identification Number       Applied For
                                  --------------------------------------
         or
Social Security Number
                                  --------------------------------------


Description of Valid Exemption
                                  ---------------------------------------------

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MANUGISTICS
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Manugistics, Inc., 2115 East Jefferson Street, Rockville, Maryland 20852

                                SUPPLEMENT NO. 1
                                       TO
                              CONSULTING AGREEMENT

1. This Supplement modifies and amends the Consulting Agreement dated May 23, 1996 between Manugistics, Inc. ("MANUGISTICS") and The Kendall Group, Inc. ("CONSULTANT"). The term of this Supplement
         ("SUPPLEMENT") is for a maximum of three (3) years during the term commencing May 23, 1996 and ending May 23, 1999 .

2. CONSULTANT's point of contact at MANUGISTICS for purposes of SUPPLEMENT is Mike Sullivan .

3. It is anticipated that CONSULTANT's work will be generally performed at its office in Colorado, but MANUGISTICS may, through its contact person designated above, require that CONSULTANT perform services at MANUGISTICS' office in Rockville, MD to the extent reasonable necessary to the accomplishment of the objectives of the work to be performed by CONSULTANT hereunder.

4. CONSULTANT shall be paid at the rate of $125.00 per hour for a minimum of 2,000 hours, and MANUGISTICS agrees that (i) at least 667 of such hours shall be performed and paid for in the first year of the term of the aforesaid CONSULTING AGREEMENT and (ii) at least 1,333 of such hours shall be performed and paid for, in the aggregate, in the first two years of the term of such CONSULTING AGREEMENT. In no event shall CONSULTANT receive a total fee of more than $250,000.00 for services performed hereunder or be required to work more than 2,000 hereunder, unless and to the extent mutually agreed in writing by the parties hereto.

5. MANUGISTICS will reimburse CONSULTANT for CONSULTANT's reasonable travel expenses to such places as, with MANUGISTICS' prior approval, CONSULTANT may travel in the performance of services for MANUGISTICS. MANUGISTICS shall also reimburse CONSULTANT for its reasonable non-travel expenses incurred with MANUGISITCS' prior approval in the performance of services hereunder. Notwithstanding the foregoing, CONSULTANT shall be entitled to reimbursement of expenses of up to $300 per calendar month (including without limitation travel, parking and long-distance telephone expenses) reasonably incurred by it in connection with its performance of services hereunder, with no necessity of prior approval of such expenses by MANUGISTICS. Approved travel expenses shall be included on CONSULTANT's monthly bill.
         Unless specifically approved in writing in advance by Mike Sullivan, travel and transit time will not be considered working time for purposes of this SUPPLEMENT.





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6.       The services MANUGISTICS may request of CONSULTANT will be in the general areas of the business of Avyx, Inc. and software consulting and, except to the extent that such request is inconsistent with a pre-existing contractual obligation of CONSULTANT, CONSULTANT shall use its best efforts to accommodate such request.



Accepted by CONSULTANT:                 Accepted by MANUGISTICS:


By:   /s/ JOHN K. WILLOUGHBY            By:   /s/ WILLIAM M. GIBSON
    --------------------------------        ----------------------------------
             Signature                                  Signature

Print Name:   John K. Willoughby        Print Name:   William M. Gibson
            ------------------------                --------------------------

Title:   President                      Title:   President & CEO
       -----------------------------           -------------------------------

Date:    May 24, 1996                   Date:    May 24, 1996
      ------------------------------          --------------------------------



Accepted CONSULTANT's Key Employees by:


 /s/ JOHN K. WILLOUGHBY
- - --------------------------------------
John K. Willoughby


 May 24, 1996
- - --------------------------------------
Date


 /s/ JO ANNE GARDNER WILLOUGHBY
- - --------------------------------------
Jo Anne Gardner Willoughby


 May 24, 1996
- - --------------------------------------
Date





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